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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                           CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 27, 2007


                                NORDSTROM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        WASHINGTON                 001-15059                     91-0515058

(STATE OR OTHER JURISDICTION    (COMMISSION FILE           (I.R.S. EMPLOYER
      OF INCORPORATION)              NUMBER)             IDENTIFICATION NO.)


             1617 SIXTH AVENUE, SEATTLE, WASHINGTON      98101
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (206) 628-2111


                              INAPPLICABLE
         (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)


  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):


  ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 8.01 Other Events

On August 27, 2007, Erik B. Nordstrom, President of Stores, and Peter E. Nordstrom, President - Merchandising, each adopted a stock trading plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended. Under Rule 10b5-1, directors, officers and other employees who are not in possession of material non-public information may adopt a pre-arranged plan or contract for the sale of Company securities under specified conditions and at specified times. Using these 10b5-1 plans, individuals can gradually diversify their investment portfolios, spread stock trades out over an extended period of time to reduce market impact and avoid concerns about transactions occurring at a time when they might possess material non-public information.

Erik Nordstrom and Peter Nordstrom adopted a 10b5-1 plan as part of their individual long-term asset diversification, tax and financial planning strategy as follows:

 - On August 27, 2007, Erik Nordstrom adopted his 10b5-1 plan which provides for the sale of up to a total of 20,000 shares to be acquired through the exercise of his stock options scheduled to expire in February 2008 if not exercised prior to the options' expiration dates. Shares will be sold under Erik Nordstrom's plan on the open market at prevailing market prices and subject to minimum price thresholds specified in his plan.

 - On August 27, 2007, Peter Nordstrom adopted his 10b5-1 plan which provides for the sale of up to a total of 25,000 shares to be acquired through the exercise of his stock options scheduled to expire in February 2008 if not exercised prior to the options' expiration dates. Shares will be sold under Peter Nordstrom's plan on the open market at prevailing market prices and subject to minimum price thresholds specified in his plan.

Transactions under these plans will be reported to the Securities and Exchange Commission in accordance with applicable securities laws, rules and regulations. Nordstrom, Inc. does not undertake to report Rule 10b5-1 plans that may be adopted by any officers or directors in the future, or to report any modifications or termination of any publicly announced trading plan, except to the extent required by law.



















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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORDSTROM, INC.



                                           By:  /s/ Lisa G. Iglesias
                                                -----------------------
                                                Lisa G. Iglesias
                                                Executive Vice President,
                                                General Counsel and Corporate
                                                Secretary

Dated: August 27, 2007